Exhibit 99.1

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To adopt the Agreement and Plan of Merger, dated as of July 30, 2013, as it may be amended from time to time, among Optimer Pharmaceuticals, Inc., Cubist Pharmaceuticals, Inc. and PDRS Corporation (the "Agreement and Plan of Merger"). 2. To adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Agreement and Plan of Merger. 3. To approve, by non-binding, advisory vote, certain compensation arrangements for Optimer Pharmaceuticals, Inc.'s named executive officers in connection with the merger contemplated by the Agreement and Plan of Merger. The undersigned acknowledges receipt from Optimer before the execution of this Proxy of the Notice of Special Meeting of Stockholders and a Proxy Statement/Prospectus for the Special Meeting of Stockholders. FOR AGAINST ABSTAIN SPECIAL MEETING OF STOCKHOLDERS OF OPTIMER PHARMACEUTICALS, INC. October 23, 2013 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030303000000000000 2 102313 COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD OCTOBER 23, 2013 The Proxy Statement/Prospectus is available at: http://www.astproxyportal.com/ast/15221/ PRELIMINARY - SUBJECT TO COMPLETION

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 OPTIMER PHARMACEUTICALS, INC. WESTIN JERSEY CITY NEWPORT, ENTERPRISE ROOM 479 WASHINGTON BOULEVARD JERSEY CITY, NEW JERSEY 07310 OCTOBER 23, 2013 1:00 P.M. (EASTERN TIME) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Henry A. McKinnell, Ph.D. and Stephen W. Webster, and each of them, as proxies, with full power of substitution and revocation, to vote all of the shares of common stock of Optimer Pharmaceuticals, Inc. that the undersigned may be entitled to vote at the Special Meeting of Stockholders of Optimer Pharmaceuticals, Inc. to be held at the Westin Jersey City Newport, Enterprise Room, 479 Washington Boulevard, Jersey City, New Jersey 07310, on October 23, 2013, at 1:00 p.m. (Eastern time), and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present, on the following matters and in accordance with the following instructions. The undersigned hereby revokes all previously submitted proxies for the Special Meeting of Stockholders to be held on October 23, 2013. (Continued and to be signed on the reverse side.)

SPECIAL MEETING OF STOCKHOLDERS OF OPTIMER PHARMACEUTICALS, INC. October 23, 2013 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD OCTOBER 23, 2013 The Proxy Statement/Prospectus is available at: http://www.astproxyportal.com/ast/15221/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To adopt the Agreement and Plan of Merger, dated as of July 30, 2013, as it may be amended from time to time, among Optimer Pharmaceuticals, Inc., Cubist Pharmaceuticals, Inc. and PDRS Corporation (the "Agreement and Plan of Merger"). 2. To adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Agreement and Plan of Merger. 3. To approve, by non-binding, advisory vote, certain compensation arrangements for Optimer Pharmaceuticals, Inc.'s named executive officers in connection with the merger contemplated by the Agreement and Plan of Merger. The undersigned acknowledges receipt from Optimer before the execution of this Proxy of the Notice of Special Meeting of Stockholders and a Proxy Statement/Prospectus for the Special Meeting of Stockholders. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 00030303000000000000 2 102313 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.